THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO SOGUA (BVI) LIMITED, THAT SUCH REGISTRATION IS NOT REQUIRED.

May __, 2008	Warrant No.: 1

COMMON STOCK PURCHASE WARRANT

Right to Purchase 208,333 Shares of Common Stock of

SOGUA (BVI) LIMITED

SOGUA (BVI) LIMITED, a corporation organized under the laws of the British Virgin Islands (the “Corporation”) hereby certifies that, for value received, Private Capital Group (BVI) Limited, or its successors or assigns (the “Holder”) is entitled to purchase from the Corporation upon the due exercise hereof, and subject to the terms and conditions herein, from the date of issue of this warrant (the “Warrant”) until the third anniversary of the issuance hereof (the "Expiration Date"), all or any part of 208,333 fully paid and non-assessable shares of common stock, no par value per share (the "Common Stock") of the Corporation, upon surrender hereof, with the exercise form annexed hereto duly completed and executed, at the office of the Corporation and upon simultaneous payment therefore in cash or by certified or official bank check, payable to the order of the Corporation, at a price per share of $1.44US (the "Exercise Price"), subject to adjustment as provided herein.

1. Restriction on Transfer. No resale of the Warrant or of any of the shares of Common Stock underlying the exercise of the Warrant (the “Underlying Stock”) will be made unless such resale is registered pursuant to a registration statement filed by the Corporation with the Securities and Exchange Commission (the "Commission") or an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). By acceptance of this agreement, the Holder agrees, for itself and all subsequent holders, that prior to making any disposition of the Warrant or of any Underlying Stock, the Holder shall give written notice to the Corporation describing briefly the proposed disposition; and no such disposition shall be made unless and until (i) the Corporation has notified the Holder that, in the opinion of counsel satisfactory to it, no registration or other action under the Securities Act is required with respect to such disposition (which opinion may be conditioned upon the transferee's assuming the Holder's obligation hereunder); or (ii) a registration statement under the Act has been filed by the Corporation and declared effective by the Commission or other such similar action has been taken.

2. Expiration of Warrant. Unless this Warrant and the Exercise Price are tendered as herein provided before the close of business on the Expiration Date, this Warrant will become wholly void and all rights and obligations set forth herein shall expire and terminate.

3. Partial Exercise. If this Warrant is exercised for less than all the shares purchasable upon the exercise hereof, the Warrant shall be surrendered by the Holder and replaced with a new warrant of like tender in the name of the Holder providing for the right to purchase the number of shares of Underlying Stock as to which this Warrant has not yet been exercised.

4. Cashless Exercise. The Holder may elect to exercise the warrants on a cashless basis by surrendering the Warrants for that number of shares of Common stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants (y) by the difference between the exercise price of the Warrants and $0.22 US (i.e., 170,765 shares). Any fractional share issuable as a result of a cashless exercise will be rounded up to the nearest whole share.

5. Adjustments. The Exercise Price and the number of shares of Underlying Stock of the Corporation issuable pursuant to such exercise is subject to adjustment as follows:

(a) In case of any issuance of shares of Common Stock by the Corporation so that the underlying stock does not equal four percent (4%) of member of issued and outstanding shares of Common Stock it then the Exercise Price and number of shares of Underlying Stock shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares which if such Warrant had been exercised immediately prior to such time, he or she would have owned upon such exercise and been entitled to receive by virtue of such dividend.

(b) In case the Corporation shall at any time declare a stock dividend or stock split on the outstanding shares of Common Stock in shares of its Common Stock, then the Exercise Price and number of shares of Underlying Stock shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of shares which if such Warrant had been exercised immediately prior to such time, he or she would have owned upon such exercise and been entitled to receive by virtue of such dividend.

(c) In case the Corporation shall at any time subdivide or combine the outstanding shares of the Common Stock, the Exercise Price, initial or adjusted, in effect immediately prior to such subdivision or combination shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

(c) In case of any capital reorganization, sale of substantially all the assets of the Corporation, or any reclassification of the shares of Common Stock of the Corporation, or in case of any consolidation with or merger of the Corporation into or with another corporation, then as a part of such reorganization sale reclassification, consolidation or merger, as the case may be, provision shall be made so that the registered owner of the Warrant evidenced hereby shall have the right thereafter to receive upon the exercise thereof the kind and amount of shares of stock or other securities or property which he would have been entitled to receive if immediately prior to such reorganization, reclassification, consolidation or merger, he had held the number of shares of Underlying Stock which were then issuable upon the exercise of the Warrant evidenced hereby, to the end that the provisions set forth (including provisions with respect to adjustments of the Exercise Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of such Warrants.

(e) If the Corporation at any time makes any spin-off, split-off, or distribution of assets upon or with respect to its Common Stock, as a liquidating or partial liquidating dividend, spin-off, or by way of return of capital, or other than as dividend payable out of earnings or any surplus legally available for dividends, the Holder then outstanding shall, upon the exercise of the Warrant, receive, in addition to the shares of Common Stock then issuable on exercise of the Warrant, the amount of such assets (or, at the option of the Corporation, a sum equal to the value thereof at the time of the distributions) which would have been payable to such holder had he or she exercised the Warrant immediately prior to the record date for such distribution.

(f) When any adjustment is required to be made to the Exercise Price, the number of shares of Common Stock issuable shall be determined as provided for in paragraph (f) hereof. No fractional shares of Common Stock shall be issued upon the exercise of the Warrant. The Corporation shall round all fractional shares to the next whole share.

(g) Whenever the Exercise Price is adjusted as provided above, the number of shares of Underlying Stock immediately prior to such adjustment shall be increased, effective simultaneously with such adjustment, by a number of shares of Common Stock computed by multiplying such number of shares of Common Stock by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price in effect upon such adjustment, and the number of shares of Underlying Stock arrived at by making said computation shall be added to the number of shares of Underlying Stock immediately prior to such adjustment. The total number of shares arrived at by making the computation provided for in the immediately preceding sentence shall thereupon be the number of shares of Common Stock issuable upon exercise or the Warrant and the Corporation shall forthwith determine the new Exercise Price.

6. Delivery of Underlying Stock. As soon as practicable after the exercise hereof, the Corporation shall deliver a certificate or certificates for the number of full shares of Underlying Stock, all of which shall be fully paid and nonassessable, to the person or persons entitled to receive the same provided no sale, offer to sell or transfer of the Underlying Stock or of this Warrant, or of any shares or other securities issued in exchange for or in respect of such shares, shall be made unless a registration statement under the Act, with respect to such shares, is in effect or an exemption from the registration requirements of such Act is applicable to such shares.

7. Condition of Exercise of Warrant.

(a) Unless exercised pursuant to an effective registration statement under the Securities Act which includes the Underlying Stock, it shall be a condition to any exercise of this Warrant that the Corporation shall have received, at the time of such exercise, a representation in writing from the recipient in the form attached hereto as Exhibit A-1, that the Shares being issued upon exercise, are being acquired for investment and not with a view to any sale or distribution thereof.

(i)	Each certificate evidencing the Underlying Stock issued upon exercise of this Warrant, shall be stamped or imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

Subject to this Section 6, the Corporation may instruct its transfer agent not to register the transfer of all or a part of this Warrant, or any of the Shares, unless one of the conditions specified in the above legend is satisfied.

8. Representations and Warranties of the Corporation. The Corporation represents and warrants to the Holder as follows:

(a) This Warrant has been duly authorized and executed by the Corporation and is a valid and binding obligation of the Corporation enforceable in accordance with its terms;

(b) The Underlying Stock has been duly authorized and reserved for issuance by the Corporation and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

I The execution and delivery of this Warrant are not, and the issuance of the Underlying Stock upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Corporation’s Articles of Incorporation or By-laws, as amended.

9. Representations and Warranties by the Holder. The Holder represents and warrants to the Corporation as follows:

(a) This Warrant is being acquired for its own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Corporation, confirm in writing, in a form reasonably satisfactory to the Corporation, that the Underlying Stock issuable upon exercise of this Warrant is being acquired for investment and not with a view toward distribution or resale.

(b) The Holder understands that the Warrant and the Underlying Stock have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration.

(c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Underlying Stock and of protecting its interests in connection therewith.

(d) The Holder is able to bear the economic risk of the purchase of the Underlying Stock pursuant to the terms of this Warrant.

10. Rights of Stockholders. No holder of this Warrant shall be entitled, as a warrant- holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Corporation which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

11. Assignment. This Warrant is freely assignable by the Holder without notice to or consent from the Corporation.

12. Miscellaneous.

(a) This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument only if in writing, signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

(b) This Warrant shall be governed by and construed in accordance with the laws of British Virgin Islands without regard to principles of conflicts of laws. Any action brought concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state of New York; provided, however, that the Corporation may choose to waive this provision and bring an action outside the state of New York.

(c) The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

(d) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(e) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Corporation and of the holder or holders hereof and of the Underlying Stock.

(f) This Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

(g) Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Corporation or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Corporation at its expense will execute and deliver to the holder of record, in lieu thereof, a new Warrant of like date and tenor.

(h) Receipt of this Warrant by the Holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.

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IN WITNESS WHEREOF, the Corporation has caused this Warrant to be signed by its duly authorized officer.

Dated: May  , 2008

SOGUA (BVI) LIMITED

By: __________________________
Name: Ben Li
Title: Chief Executive Officer

Warrant Holder: Private Capital Group (BVI) Limited

Address: 1500 Broadway, Suite 2003

City: New York

State: New York   Zip Code: 10036

EXHIBIT A

NOTICE OF EXERCISE

TO: SOGUA (BVI) LIMITED

1. The undersigned hereby elects to purchase ________ shares of Common Stock of SOGUA (BVI) LIMITED pursuant to the terms of this Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

_________________________________
(Name)

_________________________________

_________________________________
(Address)

3. The undersigned hereby represents and warrants that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares and all representations and warranties of the undersigned set forth in Section 8 of the attached Warrant are true and correct as of the date hereof. In support thereof, the undersigned agrees to execute an Investment Representation Statement in a form substantially similar to the form attached to the Warrant as EXHIBIT A-1.

_______________________________
(Signature)

By:____________________________

Title:___________________________

Date:_________________, 200__

EXHIBIT A-1

INVESTMENT REPRESENTATION STATEMENT

PURCHASER: ______________________

SELLER:  PRIVATE CAPITAL GROUP (BVI) LIMITED

COMPANY: SOGUA (BVI) LIMITED

SECURITIES: COMMON STOCK ISSUED UPON EXERCISE OF THE WARRANTS ISSUED ON APRIL  , 2008

AMOUNT: __________ SHARES

DATE: _________, 200_

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

(a) I am aware of the Company’s business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

(b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "Commission"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

(c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

(e) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

_______________________________
(Signature)

By:____________________________

Title:___________________________

Date:________________,200__